SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2012

SANDERSON FARMS, INC.

(Exact name of registrant as specified in its charter)

Mississippi	1-14977	64-0615843
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

127 Flynt Road Laurel, Mississippi		39443
(Address of principal executive offices)		(Zip Code)

(601) 649-4030

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02 Results of Operations and Financial Condition.

On May 29, 2012, the Registrant issued a press release announcing its earnings for its fiscal quarter ended April 30, 2012. The press release is furnished herewith as Exhibit 99.1. Also on May 29, 2012, the Registrant held a conference call to discuss its earnings for its fiscal quarter ended April 30, 2012. A transcript of the conference call is furnished herewith as Exhibit 99.2. The information in the press release and transcript is not to be considered “filed” for purposes of the Securities Exchange Act of 1934 and is not incorporated by reference into the Registrant’s filings under the Securities Act of 1933.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are furnished with this Current Report:

Exhibit No.	Description

99.1	Press release of Sanderson Farms, Inc. dated May 29, 2012.

99.2	Transcript of conference call held by Sanderson Farms, Inc. on May 29, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANDERSON FARMS, INC.

(Registrant)

Date: May 31, 2012	By:	/s/ D. Michael Cockrell
D. Michael Cockrell Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Sanderson Farms, Inc. dated May 29, 2012.

99.2	Transcript of conference call held by Sanderson Farms, Inc. on May 29, 2012.